American Century EFT Trust Prospectus Supplement American Century® Quality Diversified International ETF
Supplement dated June 10, 2021 ■ Prospectus dated January 1, 2021
The following replaces the sixth sentence of the second paragraph of the Calculation of NAV section on page 13 of the prospectus:

The value of any security or other asset denominated in a currency other than U.S. dollars is then converted to U.S. dollars at the prevailing foreign exchange rate at the time the fund's NAV is determined.

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